Schedule of Lease-related Balances (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Leases
Operating lease expense	$ 2,830	$ 3,002
Financing lease expense	175	80
Short-term lease expense	195	314
Total lease expense	3,200	3,396
Cash paid for leases	$ 2,850	$ 2,827
Weighted - average remaining lease term - operating leases (years)	7 years 1 month 6 days	7 years 9 months 18 days
Weighted - average discount rate - operating leases	9.00%	8.80%